PerAspera Holdings, Ltd.
Manufacturing Solution Agreement

Document Ref: ED8UV-OMPUH-5WKNH-DDIOK

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Systems and Services Agreement

This Systems and Services Agreement ("Agreement") is entered into as of   05/14/2019              (the "Effective Date") by and between UNITED SCIENCE, LLC, a Minnesota limited liability company ("UNITED SCIENCE") located at 500 Simmon Drive, Osceola, Wisconsin 54020; and

PerAspera Holdings Ltd.

a company incorporated in the State/Province of

British Columbia

with an address at

5451 275th St

Langley, V4W 3X8

Canada____________________________

Important: Information Entered Above Must Match Customer's Tax Documents. Below enter the
License Number and the State/Province in which the license is issued.

License Number:

In Progress

Licensing State/Province:

BC, Canada

ALL RIGHTS RESERVED | COPYRIGHT UNITED SCIENCE, LLC | CONFIDENTIAL
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United Science Equipment and Services	Price	Qty	PN	Subtotal
extraktLAB 140 Extractor Supercritical CO2 extraction machine, 5000 psi, 2X20L extraction cylinders, three 304 stainless steel collection columns, factory acceptance tested Electrical: 208V-240V, 3 phase, 67 FLA Footprint: 24ft² CRN and PED numbers available upon request Manufactured in USA by United Science Specifications	$459,000	1	10-0063	$459,000
ASME Certified Stamping of Extractor Pressure Vessels (optional) ASME Section VIII Div 2 Pressure Vessel Certification, inspected by certified ASME engineer and certification stamp applied to pressure vessels.	$5,800	1	SV-4001	$5,800
CO2 Recycler System Liquid CO2 recycler system, 5000 psi, 20L capacity cylinder, fully integrated into extraction machine with automated control from HMI panel Manufactured in USA by United Science	$33,000	1	10-0063A	$33,000
CO2 CAGE CO2 supply for one extractor machine, 16-100 lb CO2 tank array, steel cage enclosure, load cell monitoring of usage, onboard heater, Swagelok outlet fitting. Manufactured in USA by United Science Specifications	$33,000	1	10-0009	$33,000
DrainDroyd Complete Starter Kit DrainDroyd filtration system for dewaxing, stainless steel construction. Kit includes collection vessel, expeller nozzle, vacuum pump, 400 filter papers (3, 5, 10, 20 micron assortment) Electrical: 220V, single phase Manufactured in USA by United Science Specifications	$19,500	1	70-3008	$19,500

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CO2 Pump For CO2 Feed to Bundle • One - High pressure CO2 transfer pump at 1500 psi. This special positive displacement pump features ceramic piston, , Swagelok fittings, flexible tube inlet, flexible tube outlet, pressure gauge, burst disc protection, pressure regulating valve, motor or gas engine.	$25,000	1	1000-3002	$25,000

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Third Party Equipment - All equipment has been specified for use in cannabis processing
Extractor Chiller PolyScience DuraChill-5hp chiller; cooling capacity: 17,935W / 61,200 BTU/hr @ 35°C Electrical: 230V, 3 phase, 60hz, 35.2A Manufactured in USA Specifications	$15,500	1	80-4018	$15,500
Hanningfield U10 Grinder Hanningfield U10 grinder, customized for cannabis processing by United Science, CE marked, optional CSA compliance certificate. Electrical: 240V, 3 phase Manufactured in UK Specifications	$45,400	1	80-4012	$45,400
Uni-Dust Type 5 High Eﬃciency Cyclone (3rd Party) Connects to the process machinery via flexible hose or stainless steel pipework. HEPA filter can be intergrated after the cyclone and before the vacuum source. Captures 95-99.5% of wast powder. GMP stainless steel construction Tri-Clamps for fast and easy dismantling/cleaning Seals, gaskets etc. - all non-metallic components conform to FDA requirements 59-88 CFM Particle size <2mm approx 2" inlet and outlet. Manufactured in United Kingdom CE Certificate of Conformity (if applicable) 12 month warranty	$10,000	1	10000-1020	$10,000
Vacuum Oven Across International 75a 7.5 cf vacuum oven and accessories for decarboxylation and terpene capture, customized for cannabis processing by United Science, includes custom vacuum pump and traps, lines, seals, fittings UL Listed Manufactured in USA Specifications	$22,000	1	80-4005	$22,000

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Vac Oven Pan Set United Science stainless steel vacuum oven pans double capacity for decarboxylation, custom designed for cannabis processing, set of 10 pans Manufactured in USA by United Science Specifications	$160	20	80-9077	$3,200
Across International SolventVap SE53 20L Rotary Evaporator 220 Volts 50/60 Hz, 20L evaporating flask Welch pump Polyscience DuraChill -10C to +80C 13L 1.5HP	$31,000	1	80-4044	$31,000
United Science Professional Services
Equipment Layout & Process Design Design services for layout of manufacturing line and supporting processes on existing customer building drawings. United Science design team will work with customer facility engineers and architects to optimize the layout for manufacturing eﬃciency and productivity.	$15,500	1	SV-1001	$15,500
Manufacturing Line Commissioning Onsite equipment installation, workforce training, documented standard operating procedures, and manufacturing line commissioning with your biomaterial. Includes training on all processing steps and equipment: • Pre-processing and material preparation • Extraction systems and operating parameters • Post processing and refining Delivered by United Science field chemists and technicians who are cannabis processing experts. Our promise: we don't leave until you are producing quality oils.	$39,000	1	SV-2001	$39,000

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Subtotal $756,900

Total $756,900

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Payment Terms

Name	Payment
Payment 1 - RECEIVED	$15,500
Payment 2 - Due 5/25/19	$201,400
Payment 3 - Due 6/25/19	$270,000
Payment 4 - Due 9/15/19	$270,000
Total $756,900

OFFER VALID FOR 7 DAYS.

UPON MUTUAL SIGNATURES BELOW, THIS AGREEMENT REPLACES THE ORIGINAL AGREEMENT BETWEEN PERASPERA HOLDINGS AND UNITED SCIENCE DATED 9/10/18.

CONSIDERED A BINDING AGREEMENT UPON SIGNATURE.

CUSTOMER UNDERSTANDS THAT PRODUCTION IS NOT SCHEDULED UNTIL PAYMENT RECEIVED AND W9 (OR EQUIVALENT DOCUMENT) RETURNED.

UPON COMPLETION OF THE EXTRACTOR BUILD, UNITED SCIENCE WILL NOTIFY THE CUSTOMER THAT THE UNIT IS COMPLETE. THE CUSTOMER HAS 5 WORKING DAYS TO ARRANGE FOR SHIPPING WITHOUT PENALTIES.

CUSTOMER MAY PAY BY WIRE TRANSFER, CHECK, MONEY ORDER OR CASHIER'S CHECK. CONTRACT CAN BE ELECTRONICALLY SIGNED, OR PRINTED, FILLED OUT, SIGNED AND MAILED WITH PAYMENT.

Links

Wiring Instructions

W9 Form

ALL RIGHTS RESERVED | COPYRIGHT UNITED SCIENCE, LLC | CONFIDENTIAL
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Acceptance and Signatures
Customer Contract Approval
Organization	PerAspera Holdings Ltd.
Name	Andrew M. Hale
Title	CEO
Date	05/14/2019

/s/ Andrew M. Hale
I have the authority to bind this company.

United Science - 500 Simmon Drive, Osceola, Wisconsin 54020, United States of America
Name	Nathan Thompson
Title	CFO
Date	05/14/2019

/s/ Nathan Thompson

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Terms and Conditions

UNITED SCIENCE shall deliver UNITED SCIENCE Equipment and UNITED SCIENCE SOFTWARE (EQUIPMENT) to CUSTOMER according to the following terms:

GENERAL

In the event of any conflict or inconsistency between the terms and conditions of sale herein and the terms and conditions contained in CUSTOMER's order or in any other form issued by CUSTOMER, whether or not any such form has been acknowledged or accepted by United Science, United Science's terms and conditions herein shall prevail. No waiver, alteration or modification of these terms and conditions shall be binding upon United Science unless made in writing and signed by a duly authorized representative of United Science.

Unless otherwise stated, United Sciences' quotation shall be null and void unless accepted by CUSTOMER within seven (7) days from the date of quotation. Unless otherwise stated in the quotation, quoted prices are subject to change by United Science with or without notice until CUSTOMER's acceptance. Prices are subject to correction for error.

DELIVERY OF EQUIPMENT

Equipment delivery date estimate will be provided to CUSTOMER upon receipt of payment. Delivery schedules are approximate and are based on prevailing market conditions applicable respectively at the time of United Sciences' quotation and United Sciences' acceptance of CUSTOMER's order. Delivery shall also depend on the prompt receipt by United Science of the necessary information and deposit. United Science may extend delivery schedules or may, at its option, cancel CUSTOMER's order in full or in part without liability other than to return any deposit or prepayment which is unearned by reason of the cancellation.

Delivery will be EX WORKS from UNITED SCIENCE's oﬃces in St. Croix Falls, Wisconsin. All transportation, shipping and handling, insurance and customs charges and/or fees shall be paid by CUSTOMER;

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If applicable, CUSTOMER is responsible for providing the name of a customs agent for international delivery;

Delivery to a common or licensed carrier shall constitute delivery to CUSTOMER, and all risk of loss or damage in transit is CUSTOMER's responsibility. CUSTOMER is responsible for obtaining any insurance covering the Equipment while the Equipment is in transit; and

Upon unit completion, the CUSTOMER is notified by the factory. CUSTOMER MUST PAY THE REMAINING AMOUNT ON THE INVOICE WITHIN 5 WORKING DAYS OF NOTICE OF COMPLETION.  IF CUSTOMER DOES NOT PAY, CUSTOMER will forfeit their deposit.

UNITED SCIENCE will store the Equipment for up to fifteen (15) business days after the Equipment is ready to be shipped. If CUSTOMER requires UNITED SCIENCE to store the Equipment for longer than this fifteen (15) business day period, CUSTOMER shall pay to UNITED SCIENCE an Equipment storage fee of One Hundred Fifty and 00/100 Dollars ($150) per day  until the Equipment is shipped to CUSTOMER. If CUSTOMER has not taken delivery of the Equipment within one hundred twenty (120) days of the Equipment being ready for shipment, CUSTOMER will forfeit their deposit and UNITED SCIENCE may dispose of the Equipment  without any liability or responsibility.

CUSTOMER FACILITIES INSPECTION

Within five (5) business days of signing this Agreement, UNITED SCIENCE will provide  CUSTOMER installation requirements documentation ("Installation Documentation") for UNITED SCIENCE EQUIPMENT;

Prior to the shipping the Equipment to CUSTOMER's Facility, CUSTOMER shall perform a pre-site inspection. CUSTOMER shall verify in writing that the criteria set forth in UNITED SCIENCE Installation Documentation has been met by signing and returning the site inspection checklist (the "Signed Checklist"). This inspection will check the work site for the appropriate space, electrical, HVAC, and other miscellaneous infrastructure required for the Equipment to function properly.  This inspection shall serve as a guide for the CUSTOMER and UNITED SCIENCE  assumes no liability if the work site does not meet the necessary requirements; and

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UNITED SCIENCE assumes no responsibility for third-party equipment installation and is not responsible for inadequate facilities or equipment misuse.

FACTORY ACCEPTANCE TESTING (FAT) OF EQUIPMENT AND SOFTWARE

Factory Acceptance Testing will be made available to the CUSTOMER on a date mutually agreeable to CUSTOMER and UNITED SCIENCE by UNITED SCIENCE. CUSTOMER will schedule three hours to conduct Factory Acceptance Testing at the UNITED SCIENCE facility prior to shipment;

CUSTOMER is responsible for all travel & conveyance costs;

Factory Acceptance Testing will cover safety device testing, warning device testing, and operational device testing. Test plans are available upon receipt of a purchase order; and

Documents delivered during FAT will include user's manual, installation and operational qualification documentation, installation drawings, factory acceptance test protocols, parts list, maintenance protocols, packing list and appropriate diagrams.

FACTORY TRAINING

UNITED SCIENCE agrees to train CUSTOMER on safety and operation of the equipment at its factory. Training of at least one (1) full day will be provided with CUSTOMER. The date for this training will be agreed prior to delivery of the Equipment;

UNITED SCIENCE shall provide up to two days of additional training, at CUSTOMER's request, at a cost of One Thousand and 00/100 Dollars ($1,000) per day;

This training will cover the operation, maintenance, and troubleshooting of the Equipment and Software; and

Any consulting services provided by UNITED SCIENCE are considered separate from training on the Equipment.

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SITE ACCEPTANCE TESTING

At the option of the CUSTOMER, CUSTOMER may pay for site acceptance testing. A test plan is available to the CUSTOMER upon request.  If the CUSTOMER chooses a SAT, CUSTOMER must review the test plan and accept the test plan in writing before the unit is shipped. SAT testing is not commissioning and no production will be conducted during SAT; and

Upon SAT acceptance at CUSTOMER site, CUSTOMER will deliver signed SAT and installation documentation to UNITED SCIENCE, to obtain warranty coverage.

INSTALLATION

Unless otherwise expressly stipulated, the goods shall be installed by and at the risk and expense of CUSTOMER. In the event that UNITED SCIENCE is requested to perform the installation, UNITED SCIENCEs' responsibility shall be limited to exercising that degree of skill customary in the trade in installations of the same type. CUSTOMER shall remain responsible for all other aspects of the work including compliance with the local regulations. If the facilities do not conform to the requirements in the signed checklist causing delays in installation, then CUSTOMER shall compensate UNITED SCIENCE at its daily rate of Two Thousand and 00/100 Dollars ($2,000) USD per day plus travel expenses.

CANCELLATION OF ORDER

Upon & after (only after) UNITED SCIENCE's receipt of down-payments from CUSTOMER, the contract can be canceled only with each party's written consent and upon terms that will compensate and indemnify UNITED SCIENCE against loss and costs incurred, and providing a  fair profit to UNITED SCIENCE for work UNITED SCIENCE has performed under this Agreement.  In the event of early termination or cancellation by CUSTOMER before 100% of the purchase price has been paid, UNITED SCIENCE shall be entitled to retain: (i) all fees paid through the date of termination; and (ii) all rights to and shall not be required to deliver, any partially completed Equipment or Consulting or any part thereof, notwithstanding the fact that CUSTOMER shall compensate and indemnify UNITED SCIENCE as set forth below.

RETURNS

CUSTOMER returns must be authorized in advance and in writing by UNITED SCIENCE. CUSTOMER is responsible for all return shipping costs. UNITED SCIENCE will issue refund payments within five (5) business days after UNITED SCIENCE has received return goods and inspected them for condition and content. Initial deposits for the construction of the machine and consulting are non-refundable. Refunded payment will be less any applicable restocking fees and other reasonable out-of-pocket costs incurred with replacement of missing components and refurbishment of used components.

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DISCLAIMERS AND LIMITED WARRANTY

CUSTOMER must be paid in full on all invoices related to shipping, installation and signed documentation to obtain factory warranty coverage.

UNITED SCIENCE warrants to CUSTOMER (i.e., the original purchaser of Equipment and Software) that for the Warranty Period (as defined below), the Equipment and Software will be free from defects in workmanship (the "Warranty"). The Warranty is subject to the proper installation, operation, and maintenance of the Equipment by CUSTOMER in accordance with the installation instructions and the operating manual supplied to CUSTOMER. Warranty claims must be made by CUSTOMER in writing within ten (10) days of the manifestation of a problem, or the CUSTOMER's knowledge of a defect. If CUSTOMER submits a warranty claim and it is determined by UNITED SCIENCE that such claim is not due to a defect in EQUIPMENT, workmanship or installation, CUSTOMER shall be responsible for paying UNITED SCIENCE its out-of-pocket expenses (as well as any shipping and travel expenses) associated with UNITED SCIENCE responding to such claim;

The "Warranty Period" begins on the date the Equipment is either delivered to a common carrier, or installed by UNITED SCIENCE at the Facility and continues for eighteen (18) months AND CUSTOMER is current on all outstanding invoices;

Any repairs under this Warranty must be conducted by an authorized UNITED SCIENCE service representative at UNITED SCIENCE's cost and expense. If Warranty replacement parts are ordered, they will be shipped via normal ground transportation. Any other expedited shipping will be at the CUSTOMER's expense;

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Excluded from the Warranty are problems due to accidents and/or property damage, misuse, misapplication, gross negligence, storage damage, or modification to the Equipment or its components, unless such modification is authorized by or performed by, UNITED SCIENCE. All maintenance (other than Warranty repairs) and the cost of all consumables to be used with the Equipment shall be at CUSTOMER's sole expense. Certain third party portions of the Equipment may be covered by a separate written warranty from the manufacturer of such portion, which warranty may be passed through to CUSTOMER if permitted by the original warrantor, but UNITED SCIENCE shall NOT be responsible for any third party equipment;

For components not supplied by UNITED SCIENCE, the original manufacturer's warranty shall apply to the extent assignable by UNITED SCIENCE. The obligation under this warranty is limited to the repair or replacement, at UNITED SCIENCEs' option, of defective parts provided that prompt notice of any defect is given by CUSTOMER to UNITED SCIENCE in writing within the applicable warranty period and that upon the CUSTOMER's return of the defective parts to UNITED SCIENCE or, if designated by UNITED SCIENCE, to the location where the works are made, properly packed and with transportation charges prepaid by CUSTOMER, an inspection thereof shall reveal to UNITED SCIENCE satisfaction that CUSTOMER's claim is valid under the terms of this warranty. CUSTOMER shall assume all responsibility and expense for dismantling, removal, re-installation and freight in connection with the foregoing. The same obligations and conditions extend to replacement parts furnished by UNITED SCIENCE here- under. UNITED SCIENCE does not assume liability for installation, labor or consequential damages. UNITED SCIENCE makes no warranty other than the one set forth herein. All other warranties, legal, expressed or implied, including but not limited to any expressed or implied warranty of merchantability, of fitness for the intended use thereof or against infringement are hereby expressly excluded.

UNITED SCIENCE does not authorize any person or party to assume or create for it any other obligation or liability in connection with the Equipment except as set forth herein;

In the event of a return or cancellation, CUSTOMER shall not disparage UNITED SCIENCE in any way; and

The Warranty covers all parts and labor.

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LIMITATION OF LIABILITY

IN NO EVENT SHALL UNITED SCIENCE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOSS OF PROFITS, REVENUE, OR USE INCURRED BY CUSTOMER OR ANY THIRD PARTY, ARISING IN CONNECTION WITH THIS AGREEMENT OR WITH THE USE OF OR INABILITY TO USE THE EQUIPMENT FURNISHED UNDER THIS AGREEMENT, WHETHER IN AN ACTION IN CONTRACT, OR TORT, OR OTHERWISE EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, UNITED SCIENCE'S AGGREGATE LIABILITY FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE EQUIPMENT SHALL IN NO EVENT EXCEED THE PURCHASE PRICE OF THE EQUIPMENT RECEIVED, UNLESS SUCH DAMAGE IS CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF UNITED SCIENCE. THE PROVISIONS OF THIS AGREEMENT ALLOCATE THE RISKS BETWEEN UNITED SCIENCE AND CUSTOMER. UNITED SCIENCE'S PRICING REFLECTS THIS ALLOCATION OF RISK AND BUT FOR THIS ALLOCATION AND LIMITATION OF LIABILITY, UNITED SCIENCE WOULD NOT HAVE ENTERED INTO THIS AGREEMENT.

THE EXPRESS WARRANTY ABOVE IS EXCLUSIVE AND IN LIEU OF ALL OTHER INDEMNITIES OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND IS IN LIEU OF ANY AND ALL OTHER OBLIGATIONS OR LIABILITY ON UNITED SCIENCE'S PART. NOTWITHSTANDING ANY APPLICABLE LAW TO THE CONTRARY, THE PARTIES EXPRESSLY AGREE THAT UNITED SCIENCE'S MAXIMUM LIABILITY FOR BREACH OF SUCH EXPRESS WARRANTY SHALL NOT EXCEED, AND CUSTOMER'S SOLE REMEDY IS EXPRESSLY LIMITED TO, EITHER (AT UNITED SCIENCE'S SOLE OPTION): REPAIR OR REPLACEMENT OF THE DEFECTIVE PART OR EQUIPMENT, OR UPON MUTUAL AGREEMENT RETURN OF THE EQUIPMENT ACCORDING TO THE RETURN POLICY ABOVE; AND SUCH REMEDY SHALL BE CUSTOMER'S ENTIRE AND EXCLUSIVE REMEDY.

NON-DISCLOSURE

By virtue of this Agreement, CUSTOMER may have access to information that is specifically marked "Confidential" by UNITED SCIENCE ("Confidential Information"). Confidential Information shall include, but not be limited to, the terms and pricing under this Agreement, the technical and other specifications for the Equipment, methods, SOPs, parameters and procedures that were sourced from United Science, formulations, packaging, suppliers, any software or firmware associated with the Equipment, and all information clearly marked as confidential.

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Except for the express written consent of UNITED SCIENCE, CUSTOMER agrees not to disclose the Parameters provided by UNITED SCIENCE to any persons or entities. CUSTOMER will not make or cause to be made, any copies, facsimiles or other reproductions and to use all other reasonable means to maintain the secrecy and confidentiality of the Parameters provided by UNITED SCIENCE. Parameters herein refer to the Standard Operating Procedures used to create distillate.

Confidential Information shall not include information that: (a) is or becomes a part of the public domain through no act or omission of CUSTOMER; (b) was in the CUSTOMER's lawful possession prior to the disclosure and had not been obtained by CUSTOMER either directly or indirectly from the disclosing party; (c) is lawfully disclosed to the CUSTOMER by a third party without restriction on disclosure; or (d) prior to receiving the confidential information, was independently developed by CUSTOMER. CUSTOMER agrees to hold Confidential Information in confidence during the term of this Agreement and for a period of five years after termination of this Agreement. CUSTOMER agrees that unless required by law, it shall not make Confidential Information available in any form to any third party or to use Confidential Information for any purpose other than the implementation of this Agreement. CUSTOMER agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees, representatives or agents in violation of the terms of this Agreement.

NON-CIRCUMVENTION

Absent prior written consent from UNITED SCIENCE, the CUSTOMER shall not, directly or indirectly, individually or with any other person or entity(ies): (a) negotiate, consummate, contact directly or engage in any business transaction involving the Company's primary business of equipment production, filter production, sorbent production, extraction consulting, lab engineering, lab setup, and manufacturing design; (b) attempt to bypass, interfere with, avoid ("Circumvent"), or permit or cause any related parties of the CUSTOMER to Circumvent any obligations hereunder; (c) Circumvent the rights, interest, or relationship of UNITED SCIENCE in any manner including without limitation actions that would exclude, change or decrease compensation to UNITED SCIENCE, or (d) interfere with the continuance of any contractual relationship between UNITED SCIENCE and any disclosed business contact.

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NON-SOLICITATION

During this Agreement, and for a period of five years immediately following the termination or expiration of this Agreement, CUSTOMER agrees not to solicit or induce any employee or independent contractor of UNITED SCIENCE to terminate or breach any employment, contractual or other relationship with UNITED SCIENCE.

GOVERNING LAW

This Agreement, the Sales Order, and all matters arising out of or relating to this Agreement, shall be governed by the laws of the State of Minnesota (exclusive of conflict of laws principles), and shall be deemed to be executed and performed in Hennepin County, Minnesota.

Any legal action or proceeding relating to the Equipment, this Agreement or otherwise arising between the parties shall be instituted solely in a state or federal court in Hennepin County, Minnesota. UNITED SCIENCE and CUSTOMER agree to submit to the exclusive jurisdiction of, and agree that venue is proper in, these courts in any such legal action or proceeding.

DISPUTE RESOLUTION; BREACH

In the event of any uncured breach of its obligations under this Agreement which continues after thirty (30) days after receipt of written notice of the breach pursuant to this Agreement, the non-breaching party shall be entitled to receive all attorney's fees and costs, incurred by the non-breaching party, including, without limitation, all fees and costs incurred in any appeal, in any bankruptcy proceeding and in the collection of any judgment or arbitration award rendered pursuant to the dispute resolution processes described below.

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NEGOTIATION

A. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within 15 days after delivery of the notice, the receiving party shall submit to the other a written response. The notice and response shall include with reasonable particularity (a) a statement of each party's position and a summary of arguments supporting that position; and (b) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within thirty (30) days after delivery of the notice, the executives of both parties shall meet at a mutually acceptable time and place;

B. Unless otherwise agreed in writing by the negotiating parties, the above-described negotiation shall end at the close of the first meeting of executives described above ("First Meeting"). Such closure shall not preclude continuing or later negotiations, if desired;

C. All offers, promises, conduct and statements, whether oral or written, made in the course of the negotiation by any of the parties, their agents, employees, experts and attorneys are confidential, privileged and inadmissible for any purpose, including impeachment, in arbitration or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the negotiation;

D. At no time prior to the First Meeting shall either side initiate an arbitration or litigation related to this Agreement except to pursue a provisional remedy that is authorized by law or by JAMS Rules or by agreement of the parties. However, this limitation is inapplicable to a party if the other party refuses to comply with the requirements of Paragraph (a) 5 above; and

E. All applicable statutes of limitation and defenses based upon the passage of time shall be tolled while the procedures specified in Paragraphs (a) and (b) above are pending and for 15 calendar days thereafter. The parties will take such action, if any, required to effectuate such tolling.

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If the matter is not resolved by negotiation pursuant to paragraphs (A) through (E) above, then the matter will proceed to mediation as set forth below.

MEDIATION

1. The parties agree that any and all unresolved disputes, claims or controversies arising out of or relating to this Agreement shall be submitted to JAMS, or its successor, for mediation in Hennepin County, Minnesota. If the matter is not resolved through mediation, then it shall be submitted to JAMS, or its successor, for final and binding arbitration pursuant to the clause set forth in the Arbitration provision below;

2. Either party may commence mediation by providing to JAMS and the other party a written request for mediation, setting forth the subject of the dispute and the relief requested;

3. The parties will cooperate with JAMS and with one another in selecting a mediator from the JAMS panel of neutrals and in scheduling the mediation proceedings. The parties agree that they will participate in the mediation in good faith and that they will share equally in its costs; and

4. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts and attorneys, and by the mediator or any JAMS employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation.

If the matter is not resolved by mediation pursuant to paragraphs 1 through 4 above, then the matter will proceed to final and binding arbitration as set forth below.

ARBITRATION

Either party may initiate arbitration with respect to the matters submitted to mediation by filing a written demand for arbitration at any time following the impasse of the mediation, the "Earliest Initiation Date." The mediation may continue after the commencement of arbitration if the parties so desire. At no time prior to the Earliest Initiation Date shall either side initiate an arbitration or litigation related to this Agreement except to pursue equitable relief unavailable in arbitration from any court of competent jurisdiction in HENNEPIN COUNTY, MINNESOTA. However, this limitation in initiating the arbitration is inapplicable to a party if the other party refuses to comply with the requirements of Mediation Paragraph (c) above.

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The arbitration shall be administered by JAMS in HENNEPIN COUNTY, MINNESOTA, pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules. Judgment on the Award may be entered in any court of competent jurisdiction in HENNEPIN COUNTY, MINNESOTA. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of competent jurisdiction in HENNEPIN COUNTY, MINNESOTA.

All applicable statutes of limitation and defenses based upon the passage of time shall be tolled until fifteen (15) days after the Earliest Initiation Date. The parties will take such action, if any, required to effectuate such tolling.

INTERIM RELIEF

Either party may, without waiving any remedy under this Agreement, seek interim or provisional equitable relief from any court of competent jurisdiction.

NOTIFICATION

All notices, requests, demands and other communications made with respect to this Agreement or any other agreements executed in connection herewith shall be in writing, and personally delivered, sent by registered or certified mail (postage prepaid), by overnight carrier service, and shall be deemed to be effective on the day that such writing is delivered or, if given by certified mail, five (5) days after being deposited in the mail.

TAXES

Prices for Equipment specified herein are exclusive of taxes, including, without limitation, taxes on manufacture, sales, property, use and similar taxes on the manufacturing and sale of the Equipment. CUSTOMER agrees to pay such taxes directly whether imposed on CUSTOMER or imposed on Equipment or on CUSTOMER in connection with this sale. CUSTOMER agrees to pay all personal property taxes that may be levied against Equipment after the date of delivery.

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INDEMNITY

Each party to this agreement shall indemnify, defend, protect, hold harmless, and release the other, its oﬃcers, agents, and employees, from and against any and all claims, loss, proceedings, damages, causes of action, liability, costs, or expense, including attorneys' fees and witness fees, arising from, or in connection with, or caused by, any act, failure to act, or negligence of such indemnifying party, to the extent limited in accordance with the laws of the State of Minnesota. This indemnification shall not be limited in any way, by any limitation on the amount or type of damages or compensation payable to, or for, the indemnifying party under workers' compensation, disability benefits, or other employee benefit acts."

PROTECTION OF INTELLECTUAL PROPERTY

All work product shall be considered Intellectual Property (IP). Intellectual Property shall mean proprietary information or confidential methods or know-how relevant to the Project which is in the possession of UNITED SCIENCE prior to the commencement of the Project or generated after commencement of the Project but independent of the Project. Such product remains property of UNITED SCIENCE, including, but not limited to ideas, inventions, improvements, discoveries, software design, software coding, charts, drawings, specifications, notebooks, tracings, photographs, negatives, draft or final reports, findings, recommendations, data and memoranda. Any Intellectual Property of UNITED SCIENCE is deemed CONFIDENTIAL.

SOFTWARE AND CONSULTING LICENSE; DELIVERY OF SOFTWARE

UNITED SCIENCE shall deliver the Software to CUSTOMER contemporaneously with the delivery of the workstations.

For so long as this Agreement remains in force UNITED SCEINCE ("Licensor") grants to CUSTOMER, ("Licensee") a non-exclusive and non-transferable right to use the Licensed Software on the Designated Equipment and on a single Licensed Software Database located at the designated Production Site only for the specified Application which is Licensee's address reflected in these terms and conditions. Licensee may possess only the number of copies of any Licensed Software necessary for the type of use specified herein and may use such copies only in accordance with this Agreement. Licensor shall at all times retain ownership of all Licensed Software including any Documentation and any copies thereof.

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Licensor will deliver to Licensee, as soon as is practicable, the necessary password to enable Licensee to download from Licensor's website one machine-readable copy of the Licensed Software, along with one machine-readable copy of the Documentation. Licensee may not reproduce Licensed Software or Documentation except as expressly provided under this Agreement.

Licensee may copy the Licensed Software and Documentation for backup or archival purposes provided that all titles, trademark symbols, copyright symbols and legends, and other proprietary markings are reproduced.

Licensor grants and Licensee receives no other rights or licenses to the Licensed Software, derivative works (as defined in the United States copyright Act of 1976, Title 17 USC Section 101 et. Seq.), or any intellectual property rights related thereto, whether by implication, estoppel or otherwise, except those rights expressly granted in this Section.

LICENSE RESTRICTIONS

Licensee agrees that it will not itself, or through any parent, subsidiary, aﬃliate, agent or other third party:

  sell, lease, license, sublicense, encumber or otherwise deal with any portion of the Licensed Software;
  except to the minimum extent necessary to comply with applicable law or legislation, decompile, disassemble, or reverse engineer any portion of the Licensed Software or attempt to discover any source code or underlying ideas or algorithms of any Licensed Software;
  create any Derivative Work based on the Licensed Software or any Licensor Confidential Information; and

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  use the Licensed Software to provide processing services to third parties, commercial timesharing, rental or sharing arrangements, or on a "service bureau" basis or otherwise use or allow others to use the Licensed Software for the benefit of any third party.

Provide, disclose, divulge or make available to, or permit use of the Licensed Software by persons other than Licensee's employees who have signed a confidentiality agreement consistent with the terms and provisions herein, without Licensor's prior written consent;

Use any Licensed Software, or allow the transfer, transmission, export, or re-export of any Licensed Software or portion thereof in violation of any export control laws or regulations administered by the U.S. Commerce Department, OFAC, or any other government agency. All the limitations and restrictions on the Licensed Software in this Agreement also apply to the Documentation.

SUBSCRIPTION SOFTWARE

(i) for single-seat licenses, only as necessary to use the Software on a UNITED SCIENCE provided workstation; and

(ii) for client/server licenses, in a reasonable manner to ensure that the number of workstations does not exceed the number of workstations for which CUSTOMER have paid license fees. The Software is protected by the copyright laws of the United States and international treaties.

SOFTWARE, DESIGNS, ENGINEERING, AND CONSULTING PACKAGE OWNERSHIP

The Software, Engineering and Consulting Package information is licensed to CUSTOMER, not sold. Subject to the rights granted above, UNITED SCIENCE and the manufacturers of any third- party software included within the Software retain all right, title and interest in and to the Software. UNITED SCIENCE retains all right, title and interest in and to Software, Designs, Engineering and Consulting information and products. Use of the Software, design,

Engineering and Consulting Package in conjunction with non-UNITED SCIENCE products or for other locations, other than those specified or certain UNITED SCIENCE' Partner product(s) authorized by UNITED SCIENCE, if any, is not licensed here under and is prohibited.

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SOFTWARE, DESIGNS, ENGINEERING AND CONSULTING PACKAGE TRANSFER

This Agreement shall be assignable by UNITED SCIENCE. It shall not be assignable by CUSTOMER without the prior written consent of UNITED SCIENCE shall deliver the Software to CUSTOMER contemporaneously with the delivery of the LAB workstations.

REPRESENTATIONS AND WARRANTIES OF SOFTWARE BY UNITED SCIENCE

  Ownership
  Non-Infringement
  Documentation
  Viruses
  Warranty Period

OWNERSHIP

UNITED SCIENCE represents and warrants that UNITED SCIENCE is the lawful owner of the Software, that the Software has been lawfully developed by UNITED SCIENCE and UNITED SCIENCE has the right to grant CUSTOMER the rights to the Software, including the rights of access to and use of the Software, which it grants under this Agreement, without the consent of any other person or entity, and there is currently no actual or threatened suit or claim by any such third party based on an alleged violation of such rights by UNITED SCIENCE.

NON-INFRINGEMENT

UNITED SCIENCE represents and warrants that (a) UNITED SCIENCE is not subject to any obligation that would prevent it from entering into this Agreement, and UNITED SCIENCE's offer to provide the Software  to CUSTOMER and CUSTOMER's acceptance of such offer has in no  way caused or induced UNITED SCIENCE to breach any contractual obligation to any other person or entity, and (b) none of the Software provided by UNITED SCIENCE, nor the possession or use of any of the Software by CUSTOMER as contemplated by this Agreement, will infringe any patent, trademark or copyright right of any third-party, or contain confidential or proprietary material misappropriated by UNITED SCIENCE from any third-party, and that there is currently no actual or threatened suit against UNITED SCIENCE by any third party based on an alleged violation of such right.

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DOCUMENTATION

UNITED SCIENCE represents and warrants that documentation will be delivered to CUSTOMER for the Software and it will be suﬃcient to allow a reasonably knowledgeable professional with experience or training in UNITED SCIENCE's products to maintain and support such Software. UNITED SCIENCE represents and warrants that the documentation for the Software will accurately describe in terms understandable by a typical end user the functions and features of such Software and the procedures for exercising such functions and features.

VIRUSES

UNITED SCIENCE represents and warrants that (a) it will ensure that no computer viruses, worms, Trojan horses or similar items are coded or introduced into the Software.

WARRANTY PERIOD

During the Warranty Period and for the term of any Software license agreement, UNITED SCIENCE represents and warrants that the Software shall (i) be free from defects in material and workmanship, (ii) remain in good working order under normal use, and (iii) function (A) properly and in conformity with the warranties herein, (B) in accordance with this Agreement and with the description, specifications and documentation, (C) on the hardware and system software designated or provided by UNITED SCIENCE, including updates or new releases to such hardware and system software, and (D) interface with other programs as required by UNITED SCIENCE.

RIGHTS AND OBLIGATIONS; SERVICE AND MAINTENANCE

UNITED SCIENCE warrants that each of its employees or subcontractors assigned to perform any work here under, and under any Software license agreement, shall have the proper skill, training and background so as to be able to perform in a competent and professional manner and that all work will be so performed.

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SOFTWARE MAINTENANCE

During the Warranty Period and for the term of any Software license agreement, UNITED SCIENCE shall promptly notify CUSTOMER of any defects or malfunctions in the Software or documentation which it learns of from any source. UNITED SCIENCE's obligation hereunder shall not be deemed to affect any other liability which it may have to CUSTOMER.

UNITED SCIENCE shall provide CUSTOMER, without additional charge, copies of the Software and documentation revised to reflect any enhancements to the Software made by UNITED SCIENCE during the Warranty Period and the term of any Software license agreement. Such enhancements will be deemed to include all modifications to the Software which increase the speed, eﬃciency or ease of operation of the Software, or add capabilities to or otherwise improve the functions of the Software.

During the Warranty Period, UNITED SCIENCE shall provide to CUSTOMER, without additional charge, all reasonably necessary telephone or written consultation requested by CUSTOMER in connection with its use and operation of the Software or any problems therewith. Telephone consultation shall be requested and provided only during the UNITED SCIENCE's normal business hours and CUSTOMER shall pay all long distance telephone charges in connection therewith.

INDEMNITY

CUSTOMER may not use the software, design, engineering or consulting package for any  purpose beyond the scope of the license granted in this Agreement. Without limiting the generality of the foregoing, CUSTOMER will not: (i) authorize or permit use of the software or consulting package by persons not authorized to do so; (ii) market or distribute the Software or or consulting package; (iii) assign, sub-license, sell, lease or otherwise transfer, convey or pledge as security or otherwise encumber, UNITED SCIENCE's rights under the license granted in above; (iv) use the Software or consulting package in any time sharing, subscription, rental or service bureau arrangement, including, without limitation, any use to provide services or process data for the benefit of, or on behalf of, any third party; (v) modify the Software or consulting package; (vi) combine or integrate the Software or consulting package with hardware, software or technology not provided to CUSTOMER by UNITED SCIENCE; (vii) disassemble, reverse engineer (unless required by law for operation) or otherwise attempt to obtain or perceive the source code from which any component of the Software or consulting package is compiled or interpreted, and CUSTOMER hereby acknowledge that nothing in this Agreement shall be construed to grant CUSTOMER any right to obtain or use such source code or information; (viii) disclose the results of any benchmark tests run on the Software or consulting package (whether or not the results were obtained with assistance from UNITED SCIENCE) to any party; or (ix) make copies of the Software or consulting package other than a reasonable number of copies solely for archival purposes, provided that CUSTOMER reproduce and include UNITED SCIENCE copyright notices.

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ASSIGNMENT

It is understood and agreed that the provisions of the UCITA do not apply to this Agreement and the license contained herein.

CUSTOMER may assign this Agreement to any subsidiary or aﬃliate or entity owned or controlled by CUSTOMER as part of the sale of that part of its business which includes the EQUIPMENT, or pursuant to any merger, consolidation or other reorganization, without UNITED SCIENCE's consent, but shall provide written notice to UNITED SCIENCE. UNITED SCIENCE may assign this Agreement and shall provide written notice to CUSTOMER of any such assignment. Any assignee of either party, if authorized here-under, shall be deemed to have all of the rights and obligations of the assigning party set forth in this Agreement. It is understood that no assignment shall release the assigning party from any of its obligations here-under.

AUDIT RIGHTS/QUARTERLY REPORTS

Licensee shall keep and maintain full, accurate and detailed records regarding its obligations under this Agreement and the number of Subscribers of the Licensed Software Database. Licensor or its representatives shall be entitled to review and audit such books and records and/or Licensee's compliance with the provisions of this Agreement from time to time during normal business hours by providing written notice to Licensee at least ten (10) business days prior to such audit. If any such audit reveals a deficiency in any amounts due to Licensor hereunder, Licensee will immediately pay such amounts as are required to re-establish compliance with the terms of this Agreement.

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CONFIDENTIALITY

Each Party acknowledges that the Confidential Information constitutes valuable trade secrets and each party agrees that it shall use the Confidential Information of the other party solely in accordance with the provisions of this Agreement and it will not disclose, or permit to be disclosed, the same directly or indirectly, to any third party without the other party's prior written consent. Each party agrees to exercise due care in protecting the Confidential Information from unauthorized use and disclosure. However, neither party bears any responsibility for safeguarding any information that it can document in writing (i) is in the public domain through no fault of its own, (ii) was properly known to it, without restriction, prior to disclosure by Disclosing Party, (iii) was properly disclosed to it, without restriction, by another person with the legal authority to do so, (iv) is independently developed by Receiving Party without use or reference to Disclosing Party's Proprietary Information or (v) is required to be disclosed pursuant to a judicial or legislative order or proceeding; provided that, to the extent permitted by and practical under the circumstances, Receiving Party provides to Disclosing Party prior notice of the intended disclosure and an opportunity to respond or object to the disclosure or if prior notice is not permitted or practical under the circumstances, prompt notice of such disclosure.

In the event of actual or threatened breach of the provisions of this Section, the non-breaching party will be entitled to immediate injunctive and other equitable relief, without bond and without the necessity of showing actual damage.

MISCELLANEOUS

In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force;

The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Except for actions for non-payment or breach of UNITED SCIENCE's proprietary rights, no action, regardless of form, arising out of or in connection with this Agreement may be brought by either party more than one year after the cause of action has accrued;

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UNITED SCIENCE and CUSTOMER are independent contractors; nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the parties;

This Agreement constitutes the complete agreement between the parties with respect to its subject matter and supersedes all prior or contemporaneous agreements, understandings, representations, discussions, proposals, literature, and the like, written or oral. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party; no other act, document, usage or custom shall be deemed to amend or modify this Agreement. It is expressly agreed that the terms of this Agreement shall supersede the terms in any CUSTOMER purchase order or other ordering documents, if any;

In any proceeding brought to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs incurred;

This Agreement shall be construed as to its fair meaning and not strictly for or against either party. The parties arrived at the provisions in this Agreement after negotiation. If anything in this Agreement proves to be unclear or capable of being interpreted in different ways, the disputed term or condition shall not be construed against a party merely because that party drafted it;

Neither party shall be liable to the other party for damages or losses, except for payment obligations, on account of failure of performance by the defaulting party if the failure is the result of an Act of God (e.g., fire, flood, inclement weather, epidemic, or earthquake), fear, possibility, war or act of terrorism, including chemical or biological warfare; labor dispute, lockout, strike, embargo; communication line, hardware or power failures; governmental acts, orders, or restrictions; failure of suppliers or third persons; nuclear or other civil or military emergencies; acts of legislative, judicial, executive, or administrative authorities; or any other reason where failure to perform is beyond the reasonable control, and is not caused by the negligence, intentional conduct or misconduct of the defaulting party, and the defaulting party has exercised all reasonable efforts to avoid or remedy such force majeure. The defaulting party must provide written notice of the force majeure event to the remaining parties within two (2) business days of such event;

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Except as provided herein, this Agreement is not assignable by either party;

This Agreement may be executed in counterparts and by fax or electronic format; and

A Business Day is any day other than Saturday, Sunday or U.S. federal holidays that banks in Hennepin County, Minnesota, are generally open for business.

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Form **W-9**
(Rev. November 2017)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ - ☐☐ - ☐☐☐☐

or

Employer identification number

☐☐ - ☐☐☐☐☐☐☐

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 11-2017)

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Form W-9 (Rev. 11-2017) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

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Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

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The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

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1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee

For this type of account:	Give name and EIN of:
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

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The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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